Financial Supplement Fourth Quarter 2024 Exhibit 99.2

Disclaimers 02 This supplement contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include all statements that are not historical statements of fact and statements regarding the following: future financial and financing plans; strategies related to the Company's business and its portfolio, including acquisition opportunities and disposition plans; growth prospects, operating and financial performance, expectations regarding the making of distributions, payment of dividends, and the performance of our operators and their respective facilities. Words such as “anticipate,” “believe,” “could,” "expect,” “estimate,” “intend,” “may,” “plan,” “seek,” “should,” “will,” “would,” and similar expressions, or the negative of these terms, are intended to identify such forward- looking statements, though not all forward-looking statements contain these identifying words. Our forward- looking statements are based on our current expectations and beliefs, and are subject to a number of risks and uncertainties that could lead to actual results differing materially from those projected, forecasted or expected. Although we believe that the assumptions underlying these forward-looking statements are reasonable, they are not guarantees and we can give no assurance that our expectations will be attained. Factors which could have a material adverse effect on our operations and future prospects or which could cause actual results to differ materially from expectations include, but are not limited to: (i) the ability and willingness of our tenants and borrowers to meet and/or perform their obligations under the agreements we have entered into with them, including, without limitation, their respective obligations to indemnify, defend and hold us harmless from and against various claims, litigation and liabilities; (ii) the risk that we may have to incur additional impairment charges related to our assets held for sale if we are unable to sell such assets at the prices we expect; (iii) the impact of healthcare reform legislation, including minimum staffing level requirements, on the operating results and financial conditions of our tenants and borrowers; (iv) the ability of our tenants and borrowers to comply with applicable laws, rules and regulations in the operation of the properties we lease to them or finance; (v) the ability and willingness of our tenants to renew their leases with us upon their expiration, and the ability to reposition our properties on the same or better terms in the event of nonrenewal or in the event we replace an existing tenant, as well as any obligations, including indemnification obligations, we may incur in connection with the replacement of an existing tenant; (vi) the availability of and the ability to identify (a) tenants who meet our credit and operating standards, and (b) suitable acquisition opportunities, and the ability to acquire and lease the respective properties to such tenants on favorable terms; (vii) the ability to generate sufficient cash flows to service our outstanding indebtedness; (viii) access to debt and equity capital markets; (ix) fluctuating interest rates; (x) the impact of public health crises, including significant COVID-19 outbreaks as well as other pandemics or epidemics; (xi) the ability to retain our key management personnel; (xii) the ability to maintain our status as a real estate investment trust (“REIT”); (xiii) changes in the U.S. tax law and other state, federal or local laws, whether or not specific to REITs; (xiv) other risks inherent in the real estate business, including potential liability relating to environmental matters and illiquidity of real estate investments; and (xv) any additional factors included in our Annual Report on Form 10-K for the year ended December 31, 2024, including in the sections entitled “Risk Factors” in Item 1A of such report, as such risk factors may be amended, supplemented or superseded from time to time by other reports we file with the Securities and Exchange Commission (the "SEC"). This supplement contains certain non-GAAP financial information relating to CareTrust REIT including EBITDA, Normalized EBITDA, FFO, Normalized FFO, FAD, Normalized FAD, and certain related ratios. Explanatory footnotes and a glossary explaining this non-GAAP information are included in this supplement. Reconciliations of these non-GAAP measures are also included in this supplement or on our website. See “Financials and Filings – Quarterly Results” on the Investors section of our website at investor.caretrustreit.com. Non-GAAP financial information does not represent financial performance under GAAP and should not be considered in isolation, as a measure of liquidity, as an alternative to net income, or as an indicator of any other performance measure determined in accordance with GAAP. You should not rely on non-GAAP financial information as a substitute for GAAP financial information, and should recognize that non-GAAP information presented herein may not compare to similarly-termed non-GAAP information of other companies (i.e., because they do not use the same definitions for determining any such non-GAAP information). This supplement also includes certain information regarding operators of our properties (such as EBITDARM Coverage, EBITDAR Coverage, and Occupancy), most of which are not subject to audit or SEC reporting requirements. The operator information provided in this supplement has been provided by the operators. We have not independently verified this information, but have no reason to believe that such information is inaccurate in any material respect. We are providing this information for informational purposes only. The Ensign Group, Inc. ("Ensign"), The Pennant Group, Inc. ("Pennant") and PACS Group, Inc. ("PACS") are subject to the registration and reporting requirements of the SEC and are required to file with the SEC annual reports containing audited financial information and quarterly reports containing unaudited financial information. Ensign’s, Pennant's and PACS' financial statements, as filed with the SEC, can be found at the SEC's website at www.sec.gov. This supplement provides information about our financial results as of and for the quarter and year ended December 31, 2024 and is provided as of the date hereof, unless specifically stated otherwise. We expressly disclaim any obligation to update or revise any information in this supplement (including forward-looking statements), whether to reflect any change in our expectations, any change in events, conditions or circumstances, or otherwise. As used in this supplement, unless the context requires otherwise, references to “CTRE,” “CareTrust,” “CareTrust REIT” or the “Company” refer to CareTrust REIT, Inc. and its consolidated subsidiaries. GAAP refers to generally accepted accounting principles in the United States of America.

Table of Contents CONTACT INFORMATION 03 CareTrust REIT, Inc. 905 Calle Amanecer, Suite 300 San Clemente, CA 92673 (949) 542-3130 ir@caretrustreit.com www.CareTrustReit.com Transfer Agent Broadridge Corporate Issuer Solutions P.O. Box 1342 Brentwood, NY 11717 (800) 733-1121 shareholder@broadridge.com Bayshire Carlsbad (Carlsbad, CA) COMPANY PROFILE 04 COMPANY SNAPSHOT 05 INVESTMENTS 06-07 PORTFOLIO OVERVIEW 08-15 Top 10 Tenants Lease Coverage Portfolio Performance Rent Diversification by Tenant Geographic Diversification Diversification by State Lease Maturities Tenant Purchase Options Other Real Estate Investments FINANCIAL OVERVIEW 16-25 Consolidated Income Statements Reconciliation of EBITDA, FFO and FAD Consolidated Balance Sheets Key Debt Metrics Debt Summary Debt Covenants 2025 Guidance Equity Capital Transactions Other Financial Highlights GLOSSARY 26-27

Company Profile MANAGEMENT Dave Sedgwick – Chief Executive Officer Bill Wagner - Chief Financial Officer James Callister - Chief Investment Officer CareTrust REIT is a self-administered, publicly-traded real estate investment trust engaged in the ownership, acquisition, development and leasing of seniors housing and healthcare-related properties. CareTrust REIT generates revenues primarily by leasing properties to a diverse group of local, regional and national seniors housing operators, healthcare services providers, and other healthcare-related businesses. Since its debut as a standalone public company on June 1, 2014, and as of December 31, 2024, CareTrust REIT has expanded its tenant roster to 26 operators, and has grown its real estate portfolio to 247 net-leased healthcare properties across 32 states, consisting of 26,905 operating beds/units, excluding 10 properties classified as held for sale as of December 31, 2024 and one facility which is non- operational. As of December 31, 2024, CareTrust REIT also had 21 other real estate related investments related to 113 healthcare properties across 17 states, consisting of 11,945 operating beds/ units and one financing receivable related to 46 properties in one state consisting of 3,820 operating beds/ units. BOARD OF DIRECTORS Diana Laing - Chair Anne Olson Spencer Plumb Dave Sedgwick Careina Williams EQUITY ANALYST COVERAGE* Baird - Wes Golladay | (216) 737-7510 Bank of America - Joshua Dennerlein | (646) 855-1681 BMO Capital Markets - Juan Sanabria | (312) 845-4074 Deutsche Bank - Omotayo Okusanya | (212) 250-9284 Jefferies - Joe Dickstein | (212) 778-8771 KeyBanc Capital Markets - Austin Wurschmidt | (917) 368-2311 Raymond James - Jonathan Hughes | (727) 567-2438 RBC Capital Markets - Michael Carroll | (440) 715-2649 Wedbush - Richard Anderson | (212) 931-7001 Wells Fargo - John Kilichowski | (212) 214-5311 * This information is provided as of February 12, 2025. This list may be incomplete and is subject to change as firms initiate or discontinue coverage of CareTrust. Please note that any opinions, estimates, or forecasts regarding our historical or predicted performance made by these analysts are theirs alone and do not represent opinions, estimates, or forecasts of CareTrust or our management. CareTrust does not by our reference or distribution of the information above imply our endorsement of or concurrence with any opinions, estimates, or forecasts of these analysts. Interested persons may obtain copies of analysts’ reports on their own as we do not distribute these reports. Several of these firms may, from time to time, own our stock and/or hold other long or short positions in our stock and may provide compensated services to us. 04

CARETRUST REIT, INC. NYSE: CTRE Market Data (as of December 31, 2024) ◦ Closing Price: $27.05 ◦ 52 Week Range: $33.15 – $20.10 ◦ Market Cap: $5.1B ◦ Enterprise Value: $5.3B ◦ Outstanding Shares: 187.546M Credit Ratings ◦ Corporate Rating: BB+ (stable) ◦ Senior Unsecured Notes: BBB- ◦ Corporate Rating: BB+ (stable) ◦ Senior Unsecured Notes: BB+ FitchS&P ◦ Corporate Rating: Ba1 (stable) ◦ Senior Unsecured Notes: Ba1 Moody’s $3,587M INVESTMENTS 406 PROPERTIES 42,670 OPERATING BEDS/UNITS 34 OPERATORS 34 STATES Note: Portfolio amounts presented above are as of December 31, 2024 and include properties securing our financing receivable and other real estate related investments. Portfolio amounts exclude 10 properties classified as held for sale as of December 31, 2024 and one facility which is non-operational. General Note: Totals may not add due to rounding. Snapshot 05

[1] Initial Operating Beds/Units as of the acquisition date. [2] Rent/Interest represents the initial annualized acquisition-date cash rent, deferred interest income on any preferred equity investments and interest income on any loans receivable, unless otherwise noted. [3] Yield represents Rent or Interest divided by Initial Investment. [4] We contributed $10.8 million to a $11.0 million JV for the purchase of one ALF. The initial yield to CareTrust REIT is 9.3%. [5] We contributed $28.1 million to a $28.8 million JV for the purchase of two Campuses. The initial yield to CareTrust REIT is 9.1%, with annual increases to base rent and to CareTrust's preferred rate of return increasing CareTrust's yield to 9.7% and 10.2% in years 2 and 3, respectively. The Bayshire master lease provides for annual fixed increases from $2.7 million in year one, to $2.9 million in year two and $3.1 million in year three, with fixed 2% annual escalators thereafter.The master lease provides for deferred rent in the first year of approximately $0.8 million to be repaid over 18 months beginning January 2025. [6] The lease provides for annual fixed increases from $2.6 million in year one (8.2% yield) to $3.0 million in year two (9.2% yield) with CPI-based annual escalators thereafter. [7] The lease provides for deferred rent in the first year of approximately $0.4 million to be repaid over 15 months beginning month 13. [8] The mortgage loan provides for a rate of SOFR + 4.25%, with a SOFR floor of 5.15%. Keybank participated in $75.0 million of the initial $165.0 million loan amount at a rate of SOFR plus 2.5%, with a SOFR floor of 3.0%. On July 30, 2024, the $75.0 million participation interest with Keybank was called. The yield is net of a sub-servicing fee. [9] We contributed $24.5 million to a $25.1 million JV for the purchase of one SNF. The initial yield to CareTrust REIT is 3.5%. The facility was acquired with a lease in place that expires in mid-2026. Assuming current performance is maintained, CareTrust’s stabilized yield on its investment is projected to be reset to approximately 10% by no later than 2026. [10] The lease provides for deferred rent of $1.1 million in the first two years to be repaid over 24 months beginning in year three. [11] We contributed $442.3 million to a $461.5 million JV for the purchase of 28 SNFs. One lease provides for rent abatement in year 1 of $0.3 million. The initial yield to CareTrust is 9.0%. [12] The lease provides for cash rent yield of 9% in year 1, 10.5% in year 2 and 11% thereafter, subject to CPI-based escalators beginning in year 4. Additional rent payments may be triggered up to an aggregate, annual 12.5% yield on CareTrust's investment amount upon the exercise of purchase options. See “Glossary” for additional information. Investments (dollars in thousands) 06 Date Operator Property Type Location Facilities Initial Investment Initial Beds/Units[1] Rent/Interest [2] Yield[3] 01/03/2024 Oxford Health Group ALF CA 1 $ 11,036 86 $ 1,022 9.3% [4] 01/25/2024 Mezzanine Loan SNF MO 10 9,800 1,397 1,372 14.0% 02/01/2024 Mezzanine Loan SNF CA 1 7,365 130 847 11.5% 02/02/2024 Mezzanine Loan SNF VA 15 35,000 1,675 4,900 14.0% 03/05/2024 PACS SNF / Campus MO, TX 3 55,588 234 5,003 9.0% 04/01/2024 Bayshire Campus CA 2 28,796 316 3,060 10.6% [5] 04/01/2024 Bayshire Campus CA 1 32,330 159 2,964 9.2% [6] 05/01/2024 Mortgage Loan SNF TN 2 26,675 271 2,427 9.1% 06/01/2024 YAD Healthcare SNF NC, SC 5 80,911 498 7,281 9.0% [7] 06/01/2024 Mortgage Loan SNF / Campus NC 8 165,000 1,161 15,608 9.5% [8] 06/01/2024 Preferred Equity SNF / Campus NC N/A 9,000 N/A 1,004 11.0% 08/01/2024 Mortgage Loan SNF / ALF / ILF Various 37 260,000 2,713 22,143 8.5% 08/01/2024 Preferred Equity SNF / ALF / ILF Various N/A 43,000 N/A 4,730 11.0% 08/07/2024 Covenant Care SNF CA 1 25,116 131 2,573 10.2% [9] 08/29/2024 Skilled Nursing Operator SNF VA 1 37,686 125 3,413 9.1% 10/1 & 12/20/24 Skilled Nursing Operator SNF / Campus / ILF MD 4 55,382 310 5,157 9.3% 10/01/2024 Mortgage Loan SNF MD 1 19,190 101 1,794 9.4% 10/01/2024 Mortgage Loan SNF CO 1 9,800 125 845 8.6% 10/11/2024 Mortgage Loan (Earn-out) SNF GA N/A 4,700 741 423 9.0% 11/01/2024 PACS SNF PA 4 57,021 597 5,041 8.8% [10] 12/1 & 12/31/24 Various SNF TN, AL 27 437,005 2,831 42,313 9.7% [11] 12/05/2024 Financing Receivable SNF / ALF / ILF IL 46 97,053 3,820 11,560 11.9% [12] 12/20/2024 Mezzanine Loan Campus MD 1 5,122 157 675 13.2% 12/27/2024 Mortgage Loan SNF WA 1 11,250 60 970 8.6% 2024 Investments 172 $ 1,523,826 17,638 $ 147,125 9.7% 01/10/2025 Mezzanine Loan SNF MD 1 6,389 148 842 13.2% 02/01/2025 PACS SNF TN 1 20,448 124 2,000 9.8% [11] 2025 Investments 2 $ 26,837 272 $ 2,842 10.6%

Historical Investments by Year (dollars in millions) 07 10 Year - Average Historical Investment Yield: 9.3% $233 $288 $310 $112 $341 $105 $197 $169 $288 $1,524 Annual Investment 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 $— $500 $1,000 $1,500 $2,000

Notes: [1] EBITDAR Coverage and EBITDARM Coverage are based on financial information provided by our tenants. We have not independently verified this information, but have no reason to believe that such information is inaccurate in any material respect. Coverage metrics are based on contractual cash rents in place during the period presented unless a lease has been entered into or amended since the end of the period, in which case the current contractual rent is used. [2] Coverage metrics exclude four properties held for sale as of December 31, 2024. [3] Coverage metrics exclude one property held for sale as of December 31, 2024. [4] Coverage metrics exclude Employee Retention Tax Credits recognized in December 2023, which would have raised EBITDAR coverage to 2.09x and 2.07x for the twelve months ended June 30, 2024, and September 30, 2024, respectively. [5] Coverage metrics include historical performance on one facility acquired in August 2024. [6] No coverage metrics are provided as the facilities are pre-stabilized. See "Glossary" for additional information. Top 10 Tenants Lease Coverage 08 Twelve Months Ended June 30, 2024 Twelve Months Ended September 30, 2024 EBITDAR Coverage[1] EBITDARM Coverage[1] EBITDAR Coverage[1] EBITDARM Coverage[1] 1 The Ensign Group[2] 3.34x 4.23x 3.37x 4.28x 2 PACS Group[3] 2.54x 3.12x 2.61x 3.18x 3 Priority Management Group 1.22x 1.52x 1.24x 1.55x 4 Links Healthcare Group[6] — — — — 5 Bayshire Senior Communities[4] 1.33x 1.78x 1.31x 1.77x 6 Cascadia Healthcare 2.22x 2.75x 2.24x 2.79x 7 Covenant Care[5] 2.03x 2.81x 1.98x 2.76x 8 The Pennant Group 0.84x 1.05x 0.86x 1.07x 9 Eduro Healthcare, LLC 1.12x 1.58x 1.18x 1.65x 10 Champion Care[6] — — — — Total Top 10 Tenants 2.34x 2.98x 2.37x 3.02x All Other Tenants 1.31x 1.75x 1.35x 1.79x Total 2.20x 2.82x 2.21x 2.82x

Portfolio Performance 09 Notes: [1] All amounts exclude 10 properties classified as held for sale as of December 31, 2024 and one facility which is non-operational. [2] The financing receivable arrangement provides for multiple purchase option windows. The first option window opened December 1, 2024 for 3 facilities, the second option window opens December 1, 2026 for 4 facilities, the third option window opens December 1, 2027 for 35 facilities and the fourth option window opens December 1, 2028 for 4 facilities. Each option window will remain open until the expiration of the lease. [3] All amounts exclude 8 properties classified as held for sale as of September 30, 2024 and one facility which is in the process of being repurposed. [4] All amounts exclude our other real estate related investments as of December 31, 2023. Additionally, amounts exclude 14 properties classified as held for sale as of December 31, 2023, two facilities which were in the process of being repurposed and three that were non-operational as of such date. See “Glossary” for additional information. (dollars in thousands) As of December 31, 2024 Asset Type Facilities Operating Beds/Units Investment % of Total Investment Rent / Interest % of Total Rent / Interest Current Yield Investment in Real Estate Properties Skilled Nursing 189 20,464 $ 2,063,662 57.5% $ 212,046 59.1% 10.3 % Multi-Service Campus 28 3,998 478,388 13.3% 43,691 12.2% 9.1 % Seniors Housing 30 2,443 156,588 4.4% 16,575 4.6% 10.6 % Total Net-Leased Assets[1] 247 26,905 $ 2,698,638 75.2% $ 272,312 75.9% 10.1 % Financing Receivable[2] 46 3,820 $ 97,053 2.7% $ 11,560 3.2% 11.9 % Other Real Estate Related Investments 113 11,945 $ 791,469 22.1% $ 74,913 20.9% 9.5 % Total Investments 406 42,670 $ 3,587,160 100.0% $ 358,785 100.0% 10.0 % As of September 30, 2024 Asset Type Facilities Operating Beds/Units Investment % of Total Investment Rent / Interest % of Total Rent / Interest Current Yield Investment in Real Estate Properties Skilled Nursing 159 17,300 $ 1,587,521 53.7% $ 164,809 55.9% 10.4 % Multi-Service Campus 29 4,164 466,715 15.8% 41,712 14.2% 8.9 % Seniors Housing 29 2,427 156,539 5.3% 17,328 5.9% 11.1 % Total Net-Leased Assets[3] 217 23,891 $ 2,210,775 74.8% $ 223,849 76.0% 10.1 % Other Real Estate Related Investments 109 11,515 $ 745,818 25.2% $ 70,784 24.0% 9.5 % Total Investments 326 35,406 $ 2,956,593 100.0% $ 294,633 100.0% 10.0 % As of December 31, 2023 Asset Type Facilities Operating Beds/Units Investment % of Total Investment Rent % of Total Rent Current Yield Skilled Nursing 150 16,535 $ 1,407,774 71.5% $ 147,363 73.0% 10.5 % Multi-Service Campus 25 3,593 388,582 19.7% 34,822 17.3% 9.0 % Seniors Housing 32 2,497 173,560 8.8% 19,554 9.7% 11.3 % Total Net-Leased Assets[4] 207 22,625 $ 1,969,916 100.0% $ 201,739 100.0% 10.2%

Rent Diversification by Tenant for Net-Leased Assets 10 Notes: [1] All amounts exclude 10 properties classified as held for sale as of December 31, 2024 and one facility which is non-operational. See “Glossary” for additional information. (dollars in thousands) As of December 31, 2024[1] Net Leased Assets Operating Beds/Units Rent % of Total Rent 1 The Ensign Group 103 10,746 $ 75,252 27.6% 2 PACS Group 24 2,893 37,894 13.9% 3 Priority Management Group 15 2,144 31,894 11.7% 4 Links Healthcare 11 1,199 17,997 6.6% 5 Bayshire Senior Communities 9 1,263 14,533 5.3 % Total Top 5 Tenants 162 18,245 $ 177,570 65.2% 6 Cascadia 12 975 13,148 4.8% 7 Covenant Care 10 1,288 12,141 4.5% 8 The Pennant Group 10 1,002 8,309 3.1% 9 Eduro Healthcare, LLC 7 703 7,778 2.9% 10 Champion Care 3 346 6,900 2.5 % Total Top 10 Tenants 204 22,559 $ 225,846 82.9 % All Other Tenants 43 4,346 $ 46,466 17.1 % Total 247 26,905 $ 272,312 100.0%

Geographic Diversification (% of run-rate rent and interest) 11 * Less than 1%. Note: Numbers are as of December 31, 2024 and include properties securing our financing receivable and other real estate related investments. Numbers exclude 10 properties classified as held for sale as of December 31, 2024 and one facility which is non-operational. See “Glossary” for additional information. 7% * 22% 13% 5% 5% 4% 3% 5%2% 2% 4% 1% 1% 1% 1% 1% 1% 1% 1% 1% * 6% * * * * * 4% * 12% 2% 1% * * 1%

Rent & Interest Diversification by State 12 Notes: [1] Amounts include properties securing our financing receivable and real estate related investments and exclude 10 properties classified as held for sale as of December 31, 2024 and one facility which is non-operational. See “Glossary” for additional information. (dollars in thousands) As of December 31, 2024[1] Investments by State Facilities Operating Beds/Units Rent/Interest % of Total Rent/ Interest 1 California 65 7,980 $ 77,634 21.6% 2 Texas 43 5,414 45,191 12.6% 3 Tennessee 28 2,980 43,501 12.1% 4 North Carolina 14 1,610 22,199 6.2% 5 Illinois 57 4,873 18,265 5.1 % Top 5 States 207 22,857 $ 206,790 57.6% 6 Louisiana 8 1,164 18,809 5.2% 7 Idaho 21 1,640 16,482 4.6% 8 Oregon 13 870 14,203 4.0% 9 Washington 26 2,170 14,141 3.9% 10 Arizona 12 1,381 13,966 3.9 % Top 10 States 287 30,082 $ 284,391 79.3 % All Other States 119 12,588 $ 74,394 20.7 % Total 406 42,670 $ 358,785 100.0%

Lease Maturities 13 Notes: [1] All amounts exclude our secured and mezzanine loans receivable, preferred equity investments and financing receivable. Additionally, amounts exclude 10 properties classified as held for sale as of December 31, 2024 and one facility which is non-operational. [2] Lease Maturity Year represents the scheduled expiration year of the primary term of the lease and does not include tenant extension options or purchase options, if any. See “Glossary” for additional information. Lease Maturity Year % o f T ot al R en t (dollars in thousands) As of December 31, 2024[1] Lease Maturity Year[2] Rent % of Total Rent 2026 $ 868 0.3% 2027 5,613 2.1% 2029 8,543 3.1% 2031 52,466 19.3% 2032 27,467 10.1% 2033 22,352 8.2% 2034 45,336 16.6% 2036 14,564 5.3% 2038 33,514 12.3% 2039 54,694 20.1% 2044 6,895 2.6 % Total $ 272,312 100.0% —% .3% 2.1% —% 3.1% —% 19.3% 10.1% 8.2% 16.6% —% 5.3% —% 12.3% 20.1% 2.6% 2025 2026 2027 2028 2029 2030 2031 2032 2033 2034 2035 2036 2037 2038 2039 2044

Purchase Options (dollars in thousands) 14 Notes: [1] The Company has not received notice of exercise for the option periods that are currently open. [2] Option type includes: A - Fixed base price. B- Fixed capitalization rate on lease revenue. [3] Option window is only open for six months from the option period open date. [4] Option window is open until the expiration of the lease term. [5] Purchase option reflects two option types. [6] Purchase option provides for purchase of any two of the three facilities. The current cash rent shown is an average of the range of $3.2 million to $3.5 million. [7] Purchase option window is open for nine months from the option period open date. [8] Purchase option provides for purchase of any one of five facilities in the first option window and another one of five facilities in the second option window beginning June 1, 2027. The current cash rent shown is an average of the range of $2.4 million to $3.1 million. Provided the operator exercises its option to extend the term of the master lease, beginning on June 1, 2035 and ending nine months thereafter, the operator shall have a purchase option for all facilities then remaining in the master lease. [9] Lease agreement provides for the purchase of one to two facilities in each window over four option windows, for a total of six facilities. Each purchase option window opens at the beginning of each of lease years four, five, six, and seven beginning December 1, 2027 and is open for one year. See “Glossary” for additional information. Tenant Purchase Options As of December 31, 2024 Asset Type Properties Lease Expiration Option Period Open Date[1] Option Type[2] Current Cash Rent % of Total Rent SNF 1 March 2029 4/1/2022 [4] A / B [5] $ 858 0.32 % SNF / Campus 2 October 2032 11/1/2026 [3] B 3,367 [6] 1.24 % SNF / Campus 2 May 2034 6/1/2026 [7] B 2,714 [8] 1.00 % SNF 1 November 2034 12/1/2027 [4] A 1,100 0.40 % SNF 6 November 2039 12/1/2027 [9] B 10,160 [9] 3.70% 6.66%

Other Real Estate Investments 15 Notes: [1] Maturity Year represents the scheduled maturity date of the loan agreement and does not include extension options, purchase options or prepayment options, if any. [2] Rate is net of subservicing fee. See “Glossary” for additional information. (dollars in thousands) As of December 31, 2024 Mortgage Loans Maturity Year[1] Property Type Location Investment Wtd Avg Contractual Interest Rate Interest 2025 SNF CA, GA $ 36,901 9.4% [2] $ 3,466 2026 ALF / SNF CA 9,864 10.8% 1,066 2027 SNF / Campus Mid-Atlantic 75,000 8.5% [2] 6,368 2028 SNF FL 15,727 9.1% 1,435 2029 SNF / Campus / ALF / ILF Various 425,000 8.8% [2] 37,451 2031 SNF TN 26,675 9.2% 2,461 2033 SNF Campus / ILF CA 25,993 9.1% 2,372 2034 SNF CO, WA 21,050 8.6% 1,814 2039 SNF MD 19,190 9.4% 1,794 Total Mortgage Loans $ 655,400 8.9% $ 58,227 Mezzanine Loans Maturity Year[1] Property Type Location Investment Wtd Avg Contractual Interest Rate Interest 2027 SNF MO, VA $ 44,800 14.2% [2] $ 6,359 2029 SNF CA 7,365 11.7% 859 2032 SNF / Campus Mid-Atlantic 25,000 11.2% 2,788 2034 SNF MD 5,122 13.2% 675 Total Mezzanine Loans $ 82,287 13.0% $ 10,681 Preferred Equity Investments Investment Property Type Location Investment Return Rate Return Preferred Equity SNF CA $ 1,782 15.0% $ 271 Preferred Equity SNF / Campus NC 9,000 11.0% 1,004 Preferred Equity SNF / Campus / ALF / ILF Various 43,000 11.0% 4,730 Total Preferred Equity Investments $ 53,782 $ 6,005 Total $ 791,469 $ 74,913

Consolidated Income Statements 16 (amounts in thousands, except per share data) For the Three Months Ended December 31, For the Twelve Months Ended December 31, 2024 2023 2024 2023 Revenues: Rental income $ 62,199 $ 53,473 $ 228,261 $ 198,599 Interest income from financing receivable 1,009 — 1,009 — Interest income from other real estate related investments and other income 23,736 6,261 67,016 19,171 Total revenues 86,944 59,734 296,286 217,770 Expenses: Depreciation and amortization 15,514 13,211 56,831 51,199 Interest expense 5,122 8,266 30,310 40,883 Property taxes 1,946 1,733 7,838 6,170 Impairment of real estate investments 5,353 4,791 42,225 36,301 Transaction costs 1,326 — 1,326 — Provision for loan losses, net 4,900 — 4,900 — Property operating expenses 1,322 563 5,714 3,423 General and administrative 9,286 6,507 28,923 21,805 Total expenses 44,769 35,071 178,067 159,781 Other income (loss): Loss on extinguishment of debt — — (657) — Gain (loss) on sale of real estate, net 46 260 (2,208) 2,218 Unrealized gain (loss) on other real estate related investments, net 9,734 1,371 9,045 (6,485) Total other income (loss) 9,780 1,631 6,180 (4,267) Net income 51,955 26,294 124,399 53,722 Net loss attributable to noncontrolling interests (180) (2) (681) (13) Net income attributable to CareTrust REIT, Inc. $ 52,135 $ 26,296 $ 125,080 $ 53,735 Earnings available to common stockholders per common share: Basic $ 0.29 $ 0.22 $ 0.81 $ 0.50 Diluted $ 0.29 $ 0.22 $ 0.80 $ 0.50 Weighted-average number of common shares: Basic 181,645 121,411 154,795 105,956 Diluted 182,013 121,684 155,167 106,152 Dividends declared per common share $ 0.29 $ 0.28 $ 1.16 $ 1.12

See "Glossary" for additional information. Reconciliation of EBITDA, FFO and FAD 17 (amounts in thousands) Quarter Ended December 31, 2023 Quarter Ended March 31, 2024 Quarter Ended June 30, 2024 Quarter Ended September 30, 2024 Quarter Ended December 31, 2024 Net income attributable to CareTrust REIT, Inc. $ 26,296 $ 28,746 $ 10,758 $ 33,441 $ 52,135 Depreciation and amortization 13,211 13,448 13,860 14,009 15,514 Noncontrolling interests' share of real estate related depreciation and amortization — — — — (837) Interest expense 8,266 8,228 8,222 7,807 4,768 Amortization of stock-based compensation 1,774 2,120 1,406 1,143 1,461 EBITDA attributable to CareTrust REIT, Inc. 49,547 52,542 34,246 56,400 73,041 Impairment of real estate investments 4,791 2,744 25,711 8,417 5,353 Provision for loan losses — — — — 4,900 Property operating expenses 714 972 361 3,893 1,665 Non-routine transaction costs — — — — 1,326 (Gain) loss on sale of real estate (260) (11) (21) 2,286 (46) Loss on extinguishment of debt — — — 657 — Write-off of deferred financing costs — — — — 354 Extraordinary incentive plan payment — — — — 2,313 Unrealized (gain) loss on other real estate related investments, net (1,371) 612 1,877 (1,800) (9,734) Normalized EBITDA attributable to CareTrust REIT, Inc. $ 53,421 $ 56,859 $ 62,174 $ 69,853 $ 79,172 Net income attributable to CareTrust REIT, Inc. $ 26,296 $ 28,746 $ 10,758 $ 33,441 $ 52,135 Real estate related depreciation and amortization 13,206 13,442 13,853 14,002 15,507 Noncontrolling interests' share of real estate related depreciation and amortization — — — — (837) Impairment of real estate investments 4,791 2,744 25,711 8,417 5,353 (Gain) loss on sale of real estate (260) (11) (21) 2,286 (46) Funds from Operations (FFO) attributable to CareTrust REIT, Inc. 44,033 44,921 50,301 58,146 72,112 Provision for loan losses — — — — 4,900 Property operating expenses 714 972 361 3,893 1,665 Non-routine transaction costs — — — — 1,326 Loss on extinguishment of debt — — — 657 — Write-off of deferred financing costs — — — — 354 Extraordinary incentive plan payment — — — — 2,313 Unrealized (gain) loss on other real estate related investments, net (1,371) 612 1,877 (1,800) (9,734) Normalized FFO attributable to CareTrust REIT, Inc. $ 43,376 $ 46,505 $ 52,539 $ 60,896 $ 72,936

(amounts in thousands, except per share data) Quarter Ended December 31, 2023 Quarter Ended March 31, 2024 Quarter Ended June 30, 2024 Quarter Ended September 30, 2024 Quarter Ended December 31, 2024 Net income attributable to CareTrust REIT, Inc. $ 26,296 $ 28,746 $ 10,758 $ 33,441 $ 52,135 Real estate related depreciation and amortization 13,206 13,442 13,853 14,002 15,507 Noncontrolling interests' share of real estate related depreciation and amortization — — — — (837) Amortization of deferred financing fees 610 614 614 614 619 Amortization of stock-based compensation 1,774 2,120 1,406 1,143 1,461 Straight-line rental income 8 7 7 7 7 Amortization of lease incentives — — 4 5 13 Noncontrolling interests' share of amortization of lease incentives — — — — (6) Amortization of below market leases (384) (575) (575) (809) (926) Noncontrolling interests' share of amortization of below market leases — — — — 463 Non-cash revenues and expenses — — — — (281) Impairment of real estate investments 4,791 2,744 25,711 8,417 5,353 (Gain) loss on sale of real estate (260) (11) (21) 2,286 (46) Funds Available for Distribution (FAD) attributable to CareTrust REIT, Inc. 46,041 47,087 51,757 59,106 73,462 Provision for loan losses, net — — — — 4,900 Property operating expenses 714 972 361 3,893 1,665 Non-routine transaction costs — — — — 1,326 Loss on extinguishment of debt — — — 657 — Write-off of deferred financing costs — — — — 354 Extraordinary incentive plan payment — — — — 2,313 Unrealized (gain) loss on other real estate related investments, net (1,371) 612 1,877 (1,800) (9,734) Normalized FAD attributable to CareTrust REIT, Inc. $ 45,384 $ 48,671 $ 53,995 $ 61,856 $ 74,286 FFO per share attributable to CareTrust REIT, Inc. $ 0.36 $ 0.34 $ 0.35 $ 0.36 $ 0.40 Normalized FFO per share attributable to CareTrust REIT, Inc. $ 0.36 $ 0.35 $ 0.36 $ 0.38 $ 0.40 FAD per share attributable to CareTrust REIT, Inc. $ 0.38 $ 0.35 $ 0.36 $ 0.37 $ 0.40 Normalized FAD per share attributable to CareTrust REIT, Inc. $ 0.37 $ 0.37 $ 0.37 $ 0.39 $ 0.41 Diluted weighted average shares outstanding [1] 121,854 133,328 145,380 160,025 182,222 [1] For the periods presented, the diluted weighted average shares have been calculated using the treasury stock method. See "Glossary" for additional information. Reconciliation of EBITDA, FFO and FAD (continued) 18

Consolidated Balance Sheets 19 (amounts in thousands) December 31, 2024 December 31, 2023 Assets: Real estate investments, net $ 2,226,740 $ 1,567,119 Financing receivable 96,004 — Other real estate related investments 795,203 180,368 Assets held for sale 57,261 15,011 Cash and cash equivalents 213,822 294,448 Accounts and other receivables 1,174 395 Prepaid expenses and other assets, net 35,608 23,337 Deferred financing costs, net 11,204 4,160 Total assets $ 3,437,016 $ 2,084,838 Liabilities and Equity: Senior unsecured notes payable, net $ 396,927 $ 396,039 Senior unsecured term loan, net — 199,559 Accounts payable, accrued liabilities and deferred rent liabilities 56,318 33,992 Dividends payable 54,388 36,531 Total liabilities 507,633 666,121 Redeemable noncontrolling interest 18,243 — Equity: Common stock 1,870 1,300 Additional paid-in capital 3,439,117 1,883,147 Cumulative distributions in excess of earnings (532,570) (467,628) Total stockholders' equity 2,908,417 1,416,819 Noncontrolling interests 2,723 1,898 Total equity 2,911,140 1,418,717 Total liabilities and equity $ 3,437,016 $ 2,084,838

Notes: [1] Net Debt to Annualized Normalized Run Rate EBITDA compares net debt as of the last day of the quarter to Annualized Normalized Run Rate EBITDA for the quarter which assumes investments closed during the quarter occurred on the first day of the quarter. Net debt is adjusted to include the net proceeds from future expected settlement of shares sold under equity forward contracts through the Company's ATM program during the applicable quarter. See “Financials – Quarterly Results” on the Investors section of our website at http://investor.caretrustreit.com for reconciliations of Normalized EBITDA and Normalized Run Rate EBITDA to the most directly comparable GAAP measure for the periods presented. [2] Net Debt to Enterprise Value compares net debt as of the last day of the quarter to CareTrust REIT’s Enterprise Value as of the last day of the quarter. [3] Assumes the net proceeds from the future expected settlement of shares sold under equity forward contracts through the Company's ATM program during the quarter reduces outstanding debt and assumes the shares were issued. See “Glossary” for additional information. Net Debt to Enterprise Value [2]Net Debt to Annualized Normalized Run Rate EBITDA [1] Key Debt Metrics 20 4.3 4.2 3.7 3.8 3.8 2.5 1.4 0.6 0.4 0.1 0.5 06/30/22 09/30/22 12/31/22 03/31/23 06/30/23 09/30/23 12/31/23 03/31/24 06/30/24 09/30/24 12/31/24 30.2% 30.6% 27.8% 26.2% 26.2% 16.8% 9.5% 4.1% 2.6% .4% 3.5% 06/30/22 09/30/22 12/31/22 03/31/23 06/30/23 09/30/23 12/31/23 03/31/24 06/30/24 09/30/24 12/31/24 [3] [3]

Notes: [1] Funds can be borrowed at applicable SOFR plus 1.05% to 1.55% or at the Base Rate (as defined) plus 0.05% to 0.55%. [2] Maturity date does not assume exercise of two, 6-month extension options. [3] Deferred financing fees are not shown net for the unsecured revolving credit facility and are included in assets on the balance sheet. [4] Represents the unsecured revolving credit facility if drawn in full and outstanding at maturity. Debt Maturity Schedule Debt Summary 21 $— $— $— $400,000 $1,200,000 2025 2026 2027 2028 2029 Debt Maturity Year Pri nci pa l (dollars in thousands) December 31, 2024 Debt Interest Rate Maturity Date Principal % of Principal Deferred Loan Costs Net Carrying Value Fixed Rate Debt Senior unsecured notes payable 3.875% 2028 $ 400,000 100.0% $ (3,073) $ 396,927 Floating Rate Debt Unsecured revolving credit facility — % [1] 2029 [2] — — % — [3] — Total Debt 3.875% $ 400,000 100.0% $ (3,073) $ 396,927 [4]

Debt Covenants 22 December 31, 2024 Covenant Minimum Requirement Maximum Requirement Actual Status Credit Facility Covenants Consolidated Leverage Ratio 60% 9.7 % In Compliance Consolidated Fixed Charge Coverage Ratio 1.50x 9.89x In Compliance Consolidated Tangible Net Worth ($ in thousands) 2,537,994 3,387,199 In Compliance Secured Debt Ratio 40% — % In Compliance

Notes: [1] This guidance assumes and includes (i) all investments, dispositions and expected loan repayments made or expected to be made to date, (ii) no new acquisitions, dispositions, or new loans, (iii) no new debt incurrences or new equity issuances, and (iv) estimated 2.5% CPI-based rent escalators under CareTrust's long-term net leases. See “Glossary” for additional information. 2025 Guidance 23 (shares in thousands) Full Year 2025 Guidance[1] Low High Net income attributable to CareTrust REIT, Inc. $ 1.35 $ 1.39 Real estate related depreciation and amortization 0.38 0.38 Noncontrolling interests' share of real estate related depreciation and amortization (0.05) (0.05) (Gain) loss on sale of real estate (0.02) (0.02) Funds from Operations (FFO) attributable to CareTrust REIT, Inc. 1.66 1.70 Amortization of extraordinary stock grants 0.02 0.02 Normalized FFO attributable to CareTrust REIT, Inc. $ 1.68 $ 1.72 Net income attributable to CareTrust REIT, Inc. $ 1.35 $ 1.39 Real estate related depreciation and amortization 0.38 0.38 Noncontrolling interests' share of real estate related depreciation and amortization (0.05) (0.05) Amortization of deferred financing fees 0.02 0.02 Amortization of stock-based compensation 0.04 0.04 Amortization of extraordinary stock grants 0.02 0.02 Straight-line rental income — — Amortization of below market leases (0.02) (0.02) Noncontrolling interests' share of amortization of below market leases 0.01 0.01 Noncash revenues related to financing receivable (0.01) (0.01) Amortization of lease incentives — — Noncontrolling interests' share of amortization of lease incentives — — (Gain) loss on sale of real estate (0.02) (0.02) Funds Available for Distribution (FAD) attributable to CareTrust REIT, Inc. 1.72 1.76 Normalized FAD attributable to CareTrust REIT, Inc. $ 1.72 $ 1.76 Weighted average shares outstanding: Diluted 187,518 187,518

Notes: [1] Represents average offering price per share for follow-on equity offerings. [2] As of December 31, 2024, CareTrust REIT had $440.1 million available for future issuances under the ATM Program in place at the time. As of February 12, 2025, CareTrust REIT had $750.0 million available for future issuances under the new ATM Program established on January 21, 2025. Follow-On Equity Offering Activity At-the-Market Offering Activity Equity Capital Transactions 24 2015 2016 2019 2024 Number of Shares (000s) 16,330 16,100 6,641 15,870 Public Offering Price per Share $ 10.50 $ 12.14 [1] $ 23.35 $ 32.00 Gross Proceeds (000s) $ 171,465 $ 195,385 $ 155,073 $ 507,840 2016 2017 2018 2019 2020 2021 2022 2023 2024[2] Q1 Q2 Q3 Q4 Total Number of Shares (000s) 924 10,574 10,265 2,459 — 990 2,405 30,869 11,600 12,145 17,241 — 40,986 Average Price per Share $ 15.31 $ 16.43 $ 17.76 $ 19.48 $ — $ 23.74 $ 20.00 $ 20.86 $ 23.55 $ 25.24 $ 29.01 $ — $ 26.35 Gross Proceeds (000s) $ 14,147 $ 173,760 $ 182,321 $ 47,893 $ — $ 23,505 $ 48,100 $ 643,802 $ 273,233 $ 306,534 $ 500,085 $ — $ 1,079,852

Notes: [1] Normalized FFO Payout Ratio represents dividends declared divided by Normalized FFO, in each case for the applicable quarter. [2] See “Financials - Quarterly Results” on the Investors section of our website at http://investor.caretrustreit.com for a reconciliation of Normalized FFO and Normalized FFO per Share to the most directly comparable GAAP measure for the periods presented. See Glossary for additional information. Dividend History Normalized FFO Payout Ratio [1][2] Normalized FFO per Share [2] Normalized FFO [2] (in millions) Other Financial Highlights 25 $0.275 $0.275 $0.275 $0.28 $0.28 $0.28 $0.28 $0.29 $0.29 $0.29 $0.29 06/30/22 09/30/22 12/31/22 03/31/23 06/30/23 09/30/23 12/31/23 03/31/24 06/30/24 09/30/24 12/31/24 74% 74% 72% 80% 80% 80% 78% 83% 81% 76% 73% 06/30/22 09/30/22 12/31/22 03/31/23 06/30/23 09/30/23 12/31/23 03/31/24 06/30/24 09/30/24 12/31/24 $0.37 $0.37 $0.38 $0.35 $0.35 $0.35 $0.36 $0.35 $0.36 $0.38 $0.40 06/30/22 09/30/22 12/31/22 03/31/23 06/30/23 09/30/23 12/31/23 03/31/24 06/30/24 09/30/24 12/31/24 $35.6 $36.1 $37.0 $35.0 $34.6 $36.6 $43.4 $46.5 $52.5 $60.9 $72.9 06/30/22 09/30/22 12/31/22 03/31/23 06/30/23 09/30/23 12/31/23 03/31/24 06/30/24 09/30/24 12/31/24

Funds from Operations (“FFO”) Net income attributable to CareTrust REIT, Inc, excluding gains and losses from dispositions of real estate or other real estate, before real estate depreciation, amortization and real estate impairment charges and adjustments for joint ventures. Adjustments for joint ventures are calculated to reflect our pro rata share of our consolidated joint ventures. CareTrust REIT calculates and reports FFO attributable to CareTrust REIT, Inc in accordance with the definition and interpretive guidelines issued by the National Association of Real Estate Investment Trusts.[2] Employee Retention Tax Credit The Employee Retention Credit ("ERTC") is a fully refundable tax credit for employers equal to 50 percent of qualified wages (including allocable qualified health plan expenses) that eligible employers pay their employees. Independent Living Facilities (“ILFs”) Also known as retirement communities or senior apartments, ILFs are not healthcare facilities. ILFs typically consist of entirely self-contained apartments, complete with their own kitchens, baths and individual living spaces, as well as parking for tenant vehicles. They are most often rented unfurnished, and generally can be personalized by the tenants, typically an individual or a couple over the age of 55. These facilities offer various services and amenities such as laundry, housekeeping, dining options/meal plans, exercise and wellness programs, transportation, social, cultural and recreational activities, and on-site security. Initial Investment Initial Investment for properties acquired in connection with the Company becoming public represents Ensign's and Pennant's gross book value. Initial Investment for properties acquired since inception as a public company represents CareTrust REIT’s purchase price and transaction costs and includes commitments for capital expenditures that are not rent producing and impairment charges (on all portfolio slides except the Investments slide). Assisted Living Facilities (“ALFs”) Licensed healthcare facilities that provide personal care services, support and housing for those who need help with daily living activities, such as bathing, eating and dressing, yet require limited medical care. The programs and services may include transportation, social activities, exercise and fitness programs, beauty or barber shop access, hobby and craft activities, community excursions, meals in a dining room setting and other activities sought by residents. These facilities are often in apartment-like buildings with private residences ranging from single rooms to large apartments. Certain ALFs may offer higher levels of personal assistance for residents requiring memory care as a result of Alzheimer’s disease or other forms of dementia. Levels of personal assistance are based in part on local regulations.  EBITDA Net income attributable to CareTrust REIT, Inc. before interest expense, income tax, depreciation and amortization and amortization of stock-based compensation.[1] EBITDAR Net income before interest expense, income tax, depreciation, amortization and cash rent, after applying a standardized management fee (5% of facility operating revenues). EBITDAR Coverage Aggregate EBITDAR produced by all facilities under a master lease (or other grouping) for the trailing twelve-month period ended September 30, 2024 divided by the base rent payable to CareTrust REIT under such master lease (or other grouping) for the same period; provided that if the master lease has been amended to change the base rent during or since such period, then the aggregate EBITDAR for such period is divided by the annualized monthly base rent currently in effect. "Rent" refers to the total monthly rent due under the Company's lease agreements. EBITDAR reflects the application of a standard 5% management fee. In addition, we may exclude from coverage disclosures those facilities which are (i) classified as Held for Sale, (ii) temporarily on Special Focus Facility (SFF) status, (iii) undergoing significant renovations that necessarily result in a material reduction in occupancy, or (iv) have been acquired for or recently transferred to new operators for turnaround and are pre- stabilized. EBITDARM Earnings before interest expense, income tax, depreciation, amortization, cash rent, and a standardized management fee (5% of facility operating revenues). EBITDARM Coverage Aggregate EBITDARM produced by all facilities under a master lease (or other grouping) for the trailing twelve- month period ended September 30, 2024 divided by the base rent payable to CareTrust REIT under such master lease (or other grouping) for the same period; provided that if the master lease has been amended to change the base rent during or since such period, then the aggregate EBITDARM for such period is divided by the annualized monthly base rent currently in effect. In addition, we may exclude from coverage disclosures those facilities which are (i) classified as Held for Sale, (ii) temporarily on Special Focus Facility (SFF) status, (iii) undergoing significant renovations that necessarily result in a material reduction in occupancy, or (iv) have been acquired for or recently transferred to new operators for turnaround and are pre- stabilized. Enterprise Value Share price multiplied by the number of outstanding shares, including assumed shares issued from the ATM program, plus total outstanding debt minus cash and assumed net proceeds from the ATM program, each as of a specified date. Funds Available for Distribution (“FAD”) FFO attributable to CareTrust REIT, Inc, excluding straight- line rental income adjustments, amortization of deferred financing fees, lease incentives, below market lease intangibles, stock-based compensation expense and adjustments for joint ventures. Adjustments for joint ventures are calculated to reflect our pro rata share of our consolidated joint ventures.[2] Glossary 26

Multi-Service Campus Facilities that include a combination of Skilled Nursing beds and Seniors Housing units, including Continuing Care Retirement Communities. Normalized EBITDA EBITDA attributable to CareTrust REIT, Inc, adjusted for certain income and expense items the Company does not believe are indicative of its ongoing results, such as real estate impairment charges, provision for loan losses, provision for doubtful accounts and lease restructuring, recovery of previously reversed rent, lease termination revenue, property operating expenses, non-routine transaction costs, loss on extinguishment of debt, unrealized gains or losses on other real estate related investments and gains or losses from dispositions of real estate or other real estate.[1] Normalized FAD FAD attributable to CareTrust REIT, Inc, adjusted for certain income and expense items the Company does not believe are indicative of its ongoing results, such as provision for loan losses, provision for doubtful accounts and lease restructuring, effect of the senior unsecured notes payable redemption, recovery of previously reversed rent, lease termination revenue, non-routine transaction costs, loss on extinguishment of debt, unrealized gains or losses on other real estate related investments and property operating expenses.[2] Normalized FFO FFO attributable to CareTrust REIT, Inc, adjusted for certain income and expense items the Company does not believe are indicative of its ongoing results, such as provision for loan losses, provision for doubtful accounts and lease restructuring, effect of the senior unsecured notes payable redemption, recovery of previously reversed rent, lease termination revenue, accelerated amortization of stock- based compensation, non-routine transaction costs, loss on extinguishment of debt, unrealized gains or losses on other real estate related investments and property operating expenses.[2] Rent / Interest Rent represents the respective period's contractual cash rent, annualized, and presented at 100% share for consolidated entities, and excludes ground lease income and the impact of any rent abatement for recent acquisitions, if applicable. Interest income includes annualized interest from other real estate related loans and preferred equity investments. Additionally, if a lease or loan agreement was entered into, amended or restructured subsequent to the period, but prior to our filing date for the respective period the initial or amended contractual cash rent or interest is used. Seniors Housing Includes ALFs, ILFs, dedicated memory care facilities and similar facilities. Skilled Nursing or Skilled Nursing Facilities (“SNFs”) Licensed healthcare facilities that provide restorative, rehabilitative and nursing care for people not requiring the more extensive and sophisticated treatment available at an acute care hospital or long-term acute care hospital. Treatment programs include physical, occupational, speech, respiratory, ventilator, and wound therapy. Notes: [1] EBITDA attributable to CareTrust REIT, Inc and Normalized EBITDA attributable to CareTrust REIT, Inc do not represent cash flows from operations or net income as defined by GAAP and should not be considered an alternative to those measures in evaluating the Company’s liquidity or operating performance. EBITDA attributable to CareTrust REIT, Inc and Normalized EBITDA attributable to CareTrust REIT, Inc do not purport to be indicative of cash available to fund future cash requirements, including the Company’s ability to fund capital expenditures or make payments on its indebtedness. Further, the Company’s computation of EBITDA attributable to CareTrust REIT, Inc and Normalized EBITDA attributable to CareTrust REIT, Inc may not be comparable to EBITDA and Normalized EBITDA reported by other REITs. [2] CareTrust REIT believes FAD attributable to CareTrust REIT, Inc, FFO attributable to CareTrust REIT, Inc, Normalized FAD attributable to CareTrust REIT, Inc, and Normalized FFO attributable to CareTrust REIT, Inc (and their related per-share amounts) are important non-GAAP supplemental measures of its operating performance. Because the historical cost accounting convention used for real estate assets requires straight-line depreciation (except on land), such accounting presentation implies that the value of real estate assets diminishes predictably over time, even though real estate values have historically risen or fallen with market and other conditions. Moreover, by excluding items not indicative of ongoing results, Normalized FAD attributable to CareTrust REIT, Inc and Normalized FFO attributable to CareTrust REIT, Inc can facilitate meaningful comparisons of operating performance between periods and between other companies. However, FAD attributable to CareTrust REIT, Inc, FFO attributable to CareTrust REIT, Inc, Normalized FAD attributable to CareTrust REIT, Inc, and Normalized FFO attributable to CareTrust REIT, Inc (and their related per- share amounts) do not represent cash flows from operations or net income attributable to shareholders as defined by GAAP and should not be considered an alternative to those measures in evaluating the Company’s liquidity or operating performance. Glossary 27